UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-21652

 Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:      (630) 505-3700

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual
Report
November 30, 2011

Fiduciary/Claymore MLP Opportunity Fund

FMO

FAMCO
FIDUCIARY ASSET MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/fmo

... your pipeline to the LATEST,

most up-to-date INFORMATIONabout the

Fiduciary/Claymore MLP Opportunity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/fmo, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Fiduciary Asset Management Inc. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Dear Shareholder l

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended November 30, 2011.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s Common Shares and all distributions made by the Fund to its Common Shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital. Under normal market conditions, the Fund invests at least 80% of its managed assets in master limited partnership (“MLP”) entities and invests at least 65% of its managed assets in equity securities of MLP entities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended November 30, 2011, the Fund provided a total return based on market price of 10.73% and a return of 9.60% based on NAV. As of November 30, 2011, the Fund’s last closing market price of $21.71 represented a premium of 7.64% to the Fund’s NAV of $20.17. Past performance is not a guarantee of future results. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $125 billion in assets under management.

Fiduciary Asset Management Inc. (“FAMCO”) serves as the Fund’s sub-adviser. FAMCO is a registered investment adviser to investment portfolios. At November 30, 2011, the FAMCO MLP team managed $2.6 billion in MLP and energy infrastructure assets.

The Fund paid quarterly distributions of $0.340 in January 2011, $0.345 in April 2011, $0.3475 in July 2011 and $0.355 per share in October 2011. On January 3, 2012, the Fund announced an increase in the quarterly dividend to $0.363 per share, effective with the January 2012 dividend. The new dividend represents an annualized distribution rate of 6.69% based on the Fund’s last closing market price of $21.71 as of November 30, 2011. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. For the year ended November 30, 2011, for federal income tax purposes, $1.0226 per common share was considered qualified dividend income and $0.3649 per common share was considered return of capital.

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 27 of this report. When

Annual Report l November 30, 2011 l 3

FMO l Fiduciary/Claymore MLP Opportunity Fund l Dear Shareholder continued

shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on FAMCO’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/fmo.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund

4 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Questions & Answers l

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by Fiduciary Asset Management Inc. (“FAMCO”). In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the fiscal year ended November 30, 2011.

Please remind us of this Fund’s objective and investment strategy.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of tax-deferred return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to Common Shareholders in such taxable years. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, such returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of such investments. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of tax-deferred return of capital, no assurance can be given in this regard. For example, for the taxable year ended November 30, 2011, a significant portion of the distributions made by the Fund to the holders of Common Shares constituted taxable dividend income. Additional information regarding the Fund’s distributions is contained herein.

Under normal market conditions, the Fund invests at least 80% of its managed assets in MLP entities and invests at least 65% of its managed assets in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.

The Fund is authorized to implement hedging strategies. FAMCO, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, FAMCO may seek to protect the Fund against significant drops in market prices of MLPs when FAMCO’s valuation models indicate that MLPs may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no put options in place as of November 30, 2011.

How would you describe the master limited partnership market over the last 12 months?

The environment for MLPs was generally positive, with strong fundamentals. As capital markets improved during 2010, MLPs were among the best performing asset classes, substantially outperforming the broad equity market. Following this period of exceptional strength, it was reasonable to anticipate that returns might be more moderate in 2011, and, in the first half of the Fund’s fiscal year, MLPs underperformed a strong equity market, as measured by the Standard & Poor’s (“S&P”) 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market. In recent months, MLPs have continued to perform well, in contrast to a very choppy equity market. For the 12-month period ended November 30, 2011, the MLP category, as measured by the Alerian MLP Index (the “Index”), returned 9.55%, substantially better than the 7.83% return of the S&P 500 Index.

How did the Fund perform in this market environment?

The Fund performed very well, with portfolio performance several percentage points higher than the Index. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the 12-month period ended November 30, 2011, the Fund provided a total return based on market price of 10.73% and a return of 9.60% based on NAV. Past performance is not a guarantee of future results.

The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. The closing price of the Fund’s shares as of November 30, 2011, was $21.71, representing a 7.64% premium

Annual Report l November 30, 2011 l 5

FMO l Fiduciary/Claymore MLP Opportunity Fund l Questions & Answers continued

to the NAV of $20.17. On November 30, 2010, the Fund’s closing market price was $20.96, which represented a premium of 6.45% to the NAV of $19.69.

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on unrealized portfolio gains or a deferred tax benefit on unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of November 30, 2011, the Fund’s NAV was reduced by a net deferred tax liability of $144.9 million, or $5.91 per share.

Please tell us about the Fund’s distributions.

The Fund paid quarterly distributions of $0.340 in January 2011, $0.345 in April 2011, $0.3475 in July 2011 and $0.355 per share in October 2011. On January 3, 2012, the Fund announced a dividend increase, to $0.363 per share, effective with the January 2012 dividend. The new dividend represents an annualized distribution rate of 6.69% based on the Fund’s last closing market price of $21.71 as of November 30, 2011.

As of November 30, 2011, the Fund had distributed $9.1606 per common share to its shareholders since the Fund’s inception in 2004. Approximately $6.7161 per common share or 73% of these distributions were considered non-dividend distributions, also known as return of capital, and $2.4445 per common share or 27% of these distributions were considered qualified dividend income for U.S. federal income tax purposes. Of the $2.4445 per common share of the Fund’s distributions that were considered qualified dividend income since inception, $1.0226 per common share of this amount was distributed to shareholders in 2011.

FAMCO and Guggenheim Funds Investment Advisors, LLC do not provide tax advice, and investors should consult their tax advisor for further information.

How was the Fund’s portfolio positioned during the 2011 fiscal year, and what has that meant for performance?

The Fund’s strong performance was driven largely by an overweight relative to the Index in gathering and processing MLPs and by good security selection. The Fund has more than double the weight of the Index in gathering and processing MLPs, which performed very well over this period, returning more than 28%. In light of the strong performance by the gathering and processing MLPs, the Fund’s overweight position in MLPs that operate in these types of businesses was more important than security selection. Among the gathering and processing entities that performed especially well are those with exposure to the Eagle Ford shale fields in south Texas. Another interesting geography is the Bakken shale field in North Dakota and eastern Montana. The Fund was an early investor in these areas, and it is gratifying to see that these investments have been successful, contributing to the Fund’s performance. The Fund’s holdings active in these regions include Copano Energy, LLC; Enterprise Products Partners, LP; Enbridge Energy Partners, LP; and ONEOK Partners, LP (2.8%, 8.1%, 4.5% and 1.9%, respectively, of the Fund’s total investments).

Also very important for the Fund’s performance was security selection, especially in the upstream oil and gas segment. EV Energy Partners, LP (2.7% of the Fund’s total investments), a security in which the Fund has had a significant position for about three years, was the single best performing MLP for the 12 months ended November 30, 2011, with a return of more than 88%. The upstream oil and gas sector as a whole performed well during the period, and the Fund benefited from this large position in EV Energy Partners (“EVEP”). This security was selected as a favorable vehicle for exposure in this segment because the portfolio managers believe it has the appropriate operational and financial controls to deal with the commodity risk that is inherent in this business. More recently, EVEP’s performance has benefited from a large acreage position in a developing shale play in northeastern Ohio called the Utica shale. Now in the very early stages of development, the Utica shale is considered by some as the most attractive shale play in the country. Many investors believe that the mineral rights to this acreage could be worth $30 and $60 per share for EVEP, and that is in addition to a strong base business.

The Fund continues to be concentrated in the two largest segments of the MLP market, diversified gas and midstream oil; these two sectors together represent more than 80% of the Index. As of November 30, 2011, midstream oil represented 34.3% of the Fund’s long-term investments and diversified gas represented 48.1%, for a total of 82.4% of the Fund’s long-term investments.

The largest MLP in the Index, Enterprise Products Partners LP (8.1% of the Fund’s total investments), which represents approximately 15% of the Index, performed very well during the period. While it was a significant contributor to the Fund’s absolute performance, the Fund’s underweight relative to the Index detracted from relative performance. The Fund’s underweight is not a qualitative judgment regarding Enterprise Products, but rather a risk management decision, as the Fund’s managers prefer to avoid significant concentration in any holding. The same comment could be made about another large position, Kinder Morgan Management LLC (7.9% of the Fund’s total investments); it has been a great holding, but the combined underweight of Kinder Morgan Management LLC and Kinder

6 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l Questions & Answers continued

Morgan Energy Partners LP (not held in the Fund’s portfolio at period end) relative to the Index hurt relative performance.

Several private placements also contributed to performance. With these investments, the Fund may purchase securities at a discount to the current market price on the condition that the securities purchased must be held for a specified period of time. These opportunities often arise when a publicly traded company has a need for capital, perhaps for an acquisition, and prefers not to raise capital in the public market. Three private placements that contributed to performance were Regency Energy Partners LP; Crestwood Midstream Partners, LP; and Buckeye Partners, LP (3.9%, 2.5% and 3.8%, respectively, of the Fund’s total investments). In all cases, the Fund was able to purchase the securities at a discount.

The worst performing MLP segment was propane, for two fundamental reasons. First, there has been a general weakness in the propane industry, as propane users try to conserve fuel in an uncertain economy. Also, investors have exhibited a general lack of excitement about propane companies, which tend to be fairly stable producers of cash flow. The Fund has a position in Suburban Propane Partners, LP (1.7% of the Fund’s total investments), one of the most conservatively capitalized MLPs; with widespread concern about credit quality, a financially conservative partnership appeared attractive. The Fund’s overweight position in propane and in Suburban Propane Partners detracted from performance.

How did the Fund’s leverage strategy affect performance?

The Fund uses leverage (borrowing) to seek to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio. As of November 30, 2011, the Fund’s leverage of $190 million was approximately 28% of managed assets, which represented an asset coverage ratio of approximately 360%, higher than the 300% minimum required by the Investment Company Act of 1940, as amended. Since the return on the investments in the Fund’s portfolio was greater than the cost of leverage, the leverage strategy contributed to performance.

What is the current outlook for the MLP market?

One of the interesting developments in the MLP market during 2011 was an increase in merger activity, highlighted by two large deals. One of these was the acquisition of Southern Union Company (not held in the portfolio at period end) by Energy Transfer Equity, LP (3.3% of the Fund’s total investments). The other was the acquisition of El Paso Corporation (not held in the portfolio at period end) by Kinder Morgan Inc. (not held in the portfolio at period end), parent of Kinder Morgan Management LLC (7.9% of the Fund’s total investments). Both of these deals are expected to close early in 2012. In the past, MLP acquisitions have tended to involve assets, but these are cases of MLPs buying whole corporations, with the goal of dropping the assets down to the acquiror’s MLP. These are landmark transactions in the energy industry, and they suggest positive prospects for the overall MLP category in the next few years.

As to other influences on the MLP market, past reports have commented that it seems a bit strange to mention conditions in countries like Greece, Italy and Spain as factors in the performance of US-based MLPs, but the sovereign debt problems in Europe remain a major driver of performance for every asset class. With no easy solution to the problems in Europe, continued wild fluctuations in the temperament of the market seem likely. Realistically, the most likely scenario seems to be that positive fundamentals will drive reasonably strong performance of MLPs, with that performance tempered by the volatility of the broader securities markets.

FAMCO believes that MLPs offer a combination of current yield and growth potential that provides greater stability, higher income and better long-term potential than many other income-oriented investments. Additionally, MLPs also offer tax deferral features.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated by Alerian using a float-adjusted, capitalization-weighted methodology.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax

Annual Report l November 30, 2011 l 7

FMO l Fiduciary/Claymore MLP Opportunity Fund l Questions & Answers continued

risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

Tax Risks of Investing in Equity Securities of MLPs. There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income taxation purposes would also have the effect of reducing the amount of cash available for distribution by the MLP and causing such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earning and profits (thus accelerating the recognition of taxable income). Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

If the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that exceeds the Fund’s allocable share of the MLP’s taxable income is essentially treated as tax deferred return of capital. However, any such deferred tax will decrease the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on its allocable share of the portion of the MLP’s income that is not offset by the MLP’s tax deductions. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund’s current tax liability. A decline in the percentage of the MLPs’ income that is offset by tax deductions or an increase in the Fund’s portfolio turnover could increase the Fund’s tax liability and reduce the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, and increase the portion treated as taxable dividend income. This generally would result in lower after-tax distributions to shareholders.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP entities in which the Fund invests. In addition, the favorable U.S. federal tax treatment of certain qualified dividends is set to expire for taxable years beginning on or after January 1, 2013, unless further Congressional action is taken. If no action is taken, dividends paid by the Fund to certain non-corporate U.S. shareholders (including individuals) will be fully taxable at ordinary income rates. Long-term capital gains rates for certain non-corporate U.S. Shareholders (including individuals) are scheduled to increase to 20% for taxable years beginning after December 31, 2013.

Deferred Tax Risk. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value, the Fund will account for its deferred tax liability and/or asset.

The Fund will accrue a deferred income tax liability, at an assumed federal, state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital. Any deferred tax liability will reduce the Fund’s net asset value. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund’s deferred tax assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share.

The Fund will accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with realized and unrealized net operating losses and capital losses. Any deferred tax asset will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required, which would offset the value of some or all of the deferred tax asset. The need to establish a valuation-allowance for a deferred tax asset is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740, formerly SFAS No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund’s deferred tax liability and/or asset is estimated using estimates of effective tax rates expected to apply to taxable income in the years such taxes are realized. For purposes of estimating the Fund’s deferred tax liability and/or asset for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner, with the result that the Fund’s estimates regarding its deferred tax liability and/or asset could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Distribution Risk. The Fund will seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of tax-deferred return of capital. To the extent that the Fund’s cash flow is derived primarily from MLP distributions that consist of tax-deferred return of capital, the Fund anticipates that a significant portion of the Fund’s distributions to Common Shareholders will consist of tax-deferred return of capital. However, to the extent that the Fund’s cash flow is derived from distributions of the Fund’s share of an MLP’s taxable income, or from other amounts that are attributable to taxable income, such as income or gain on the sale of portfolio securities or in connection with derivatives transactions, the portion of the Fund’s distributions to Common Shareholders treated as taxable dividend income could be increased. In addition, if the Fund generates current earnings and profits (as determined for U.S. federal income tax purposes) in a particular taxable year, a distribution by the Fund to its shareholders in that year will be wholly or partially taxable even if the Fund has an overall deficit in its accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in a taxable year. There can be no assurance as to what portion of any future distribution will consist of tax deferred return of capital (as opposed to taxable dividend income).

Equity Securities Risk. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose secu-

8 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l Questions & Answers continued

rities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Concentration Risk. Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, the Fund may be more susceptible to risks associated with such sectors. The Fund will concentrate its investments in the industry or group of industries that make up the energy sector. A downturn in the energy sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks. Many MLP entities operate within the energy sector. Therefore, the Fund will concentrate its investments in the industry or group of industries that make up the energy sector. As a result, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting the energy sector. There are several risks associated with investments in MLP entities and other companies operating in the energy sector, including the following: Commodity Price Risk, Supply and Demand Risk, Depletion Risk, Regulatory Risk, Environmental Risk, Acquisition Risk, Interest Rate Risk, Weather Risk, and Catastrophic Event Risk.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Small Capitalization Risk. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLP entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Restricted Securities Risk. The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Lower Grade Securities Risk. The Fund may invest in fixed-income securities rated below investment grade, which are commonly referred to as “junk bonds.” Investment in securities of below-investment grade quality involves substantial risk of loss.

Foreign Securities. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility.

Financial Leverage Risk. Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Annual Report l November 30, 2011 l 9

FMO l Fiduciary/Claymore MLP Opportunity Fund l Questions & Answers continued

Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on common shares at historical levels and common shareholders will bear any costs associated with selling portfolio securities.

Non-Diversified Status. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issue. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are a limited number of publicly traded MLPs. The Fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other MLP entities and securities of issuers other than MLP entities, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Shares.

In addition to the risks described above, the Fund is also subject to: Affiliated Party Risk, Competition Risk, Legislation Risk, Affiliated Transaction Restriction, Other Sector Risks, Risks Associated with Initial Public Offerings, Risks Associated with a Private Investment in Public Equity, Liquidity Risk, Valuation Risk, Interest Rate Risk, Portfolio Turnover Risk, Derivatives Risk, Market Discount Risk, Dilution Risk, Other Investment Companies Risk, Royalty Trust Risk, Industry Specific Risks, Management Risk, Market Disruption and Geopolitical Risks, Recent Market and Economic Developments, and Government Intervention in Financial Markets Risk. Please see www.guggenheimfunds.com/fmo for a more detailed discussion about Fund risks and considerations.

10 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund
Fund Summary l As of November 30, 2011 (unaudited)

Fund Statistics
Share Price	$21.71
Common Share Net Asset Value	$20.17
Premium/(Discount) to NAV	7.64%
Net Assets ($000)	$494,532

Total Returns
(Inception 12/28/04)	Market	NAV
One Year	10.73%	9.60%
Three Year (annualized)	34.14%	28.90%
Five Year (annualized)	7.54%	5.58%
Since Inception (annualized)	8.48%	8.12%

% of Total
Sector Allocation	Investments
Diversified Gas Infrastructure	48.1%
Midstream Oil Infrastructure	34.3%
Propane	6.7%
Oil and Gas Production	4.7%
Coal	3.2%
Marine Transportation	3.0%

% of Total
Top Ten Issuers	Investments
Enterprise Products Partners, LP	8.1%
Kinder Morgan Management, LLC	7.9%
Plains All American Pipeline, LP	6.6%
Magellan Midstream Partners, LP	4.7%
Inergy, LP	4.5%
Enbridge Energy Partners, LP	4.5%
DCP Midstream Partners, LP	4.5%
Regency Energy Partners, LP	3.9%
Buckeye Partners, LP	3.8%
Williams Partners, LP	3.6%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/fmo. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Annual Report l November 30, 2011 l 11

FMO l Fiduciary/Claymore MLP Opportunity Fund

Portfolio of Investments l November 30, 2011

Number
of Shares	Description	Value
	Total Investments – 168.6%
	Common Stock – 0.6%
	Oil and Gas Production – 0.6%
756,924	Abraxas Petroleum Corp.(a)(b)(c)
	(Cost $2,468,889)	$ 2,731,281

Principal
Amount	Description	Value
	Term Loans – 0.0%*
$ 708,500	Clearwater Subordinated Note NR(a)(b)(c)(d)
	(Cost $708,500)	233,805

Number
of Shares	Description	Value
	Master Limited Partnerships – 168.0%
	Coal – 5.4%
100,000	Alliance Holdings GP, LP	5,068,000
131,800	Alliance Resource Partners, LP	9,417,110
217,270	Natural Resource Partners, LP	5,979,270
365,000	Oxford Resource Partners, LP(e)	6,434,950
		26,899,330
	Diversified Gas Infrastructures – 81.1%
205,100	American Midstream Partners, LP	3,864,084
716,587	Copano Energy, LLC(e)	23,719,030
280,000	Crestwood Midstream Partners, LP	8,363,600
729,950	Crestwood Midstream Partners, LP, Class C(a)(b)(c)(f)	20,691,230
868,195	DCP Midstream Partners, LP(e)	37,254,248
813,204	El Paso Pipeline Partners, LP(e)	26,648,695
779,800	Energy Transfer Equity, LP(e)	27,519,142
329,237	Energy Transfer Partners, LP(e)	14,407,411
1,490,076	Enterprise Products Partners, LP(e)	67,783,557
286,985	Exterran Partners, LP(e)	6,230,444
381,225	MarkWest Energy Partners, LP(e)	20,448,909
308,425	ONEOK Partners, LP(e)	15,593,968
1,401,233	Regency Energy Partners, LP(e)	32,242,371
508,415	Targa Resources Partners, LP(e)	19,080,815
599,625	TC PipeLines, LP(e)	28,530,158
490,300	Western Gas Partners, LP(e)	18,474,504
519,000	Williams Partners, LP(e)	30,133,140
		400,985,306
	Marine Transportation – 5.1%
528,700	Teekay Offshore Partners, LP (Marshall Islands)(e)	14,745,443
379,209	Teekay Offshore Partners, LP (Marshall Islands)(a)(b)	10,554,650
		25,300,093

Number
of Shares	Description	Value
	Midstream Oil Infrastructure – 57.8%
547,527	Buckeye Partners, LP, Class B(a)(b)(c) (f)	$ 31,893,800
268,337	Enbridge Energy Management, LLC(c)(f)	8,549,217
1,204,704	Enbridge Energy Partners, LP(e)	37,309,683
923,305	Genesis Energy, LP(e)	24,089,027
169,725	Holly Energy Partners, LP(e)	9,457,077
930,700	Kinder Morgan Management, LLC(c)(e)(f)	65,865,639
616,326	Magellan Midstream Partners, LP(e)	39,432,538
250,000	NuStar GP Holdings, LLC(e)	7,422,500
845,376	Plains All American Pipeline, LP(e)	54,831,087
219,675	TransMontaigne Partners, LP	6,715,465
		285,566,033
	Oil and Gas Production – 7.4%
323,462	EV Energy Partners, LP(e)	22,076,281
100,160	LRR Energy, LP(c)	1,893,024
412,346	Pioneer Southwest Energy Partners, LP(e)	12,539,442
		36,508,747
	Propane – 11.2%
1,547,361	Inergy, LP(e)	37,415,189
174,050	NGL Energy Partners, LP	3,738,594
310,300	Suburban Propane Partners, LP(e)	14,428,950
		55,582,733
	Total Master Limited Partnerships – 168.0%
	(Cost $472,847,194)	830,842,242
	Total Investments – 168.6%
	(Cost $476,024,583)	833,807,328
	Liabilities in excess of Other Assets – (30.2%)	(149,275,164)
	Borrowings – (38.4% of Net Assets or
	22.8% of Total Investments)	(190,000,000)
	Net Assets – 100.0%	$ 494,532,164

LLC – Limited Liability Company
LP – Limited Partnership

*	Represents less than 0.1% of net assets
(a)
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, restricted securities aggregate market value amounted to $66,104,766 or 13.4% of net assets.

(b)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $66,104,766 which represents 13.4% of net assets.

(c)	Non-income producing security.
(d)	Company has filed for protection in federal bankruptcy court.
(e)
All or a portion of these securities have been physically segregated in connection with swap agreements or as collateral for borrowings outstanding. As of November 30, 2011, the total amount segregated was $487,212,661.

(f)	While non-income producing, security makes regular in-kind distributions

See notes to financial statements.

12 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Statement of Assets and Liabilities l November 30, 2011

Assets
Investments in securities, at value (cost $476,024,583)	$ 833,807,328
Distributions receivable	561,215
Interest receivable	15
Other assets	68,635
Total assets	834,437,193
Liabilities
Borrowings	190,000,000
Net deferred tax liability	144,933,734
Net unrealized depreciation on interest rate swaps	2,664,379
Current tax liability	1,476,690
Advisory fee payable	561,361
Custodian bank	26,181
Interest due on borrowings	15,571
Administration fee payable	11,652
Accrued expenses and other liabilities	215,461
Total liabilities	339,905,029
Net Assets	$ 494,532,164
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 24,523,912 shares issued and outstanding	$ 245,239
Additional paid-in capital	284,189,049
Net unrealized appreciation on investments and swaps, net of tax	207,405,810
Accumulated net realized gain on investments and swaps, net of tax	40,537,715
Accumulated net investment loss, net of tax	(37,845,649)
Net Assets	$ 494,532,164
Net Asset Value
(based on 24,523,912 common shares outstanding)	$ 20.17

See notes to financial statements.

Annual Report l November 30, 2011 l 13

FMO l Fiduciary/Claymore MLP Opportunity Fund

Statement of Operations l For the year ended November 30, 2011

Investment Income
Distributions from master limited partnerships	$43,938,784
Less: Return of capital distributions	(43,938,381)
Total investment income		$403
Expenses
Advisory fee	6,730,762
Professional fees	299,041
Trustees’ fees and expenses	151,852
Administration fee	140,961
Fund accounting	126,960
Printing expense	125,304
Custodian fee	90,568
Insurance	29,752
Miscellaneous	28,759
NYSE listing fee	24,470
Transfer agent fee	18,079
Interest expense and fees on borrowings	2,416,093
Total expenses		10,182,601
Advisory fees waived		(86,397)
Net expenses		10,096,204
Net investment loss before taxes		(10,095,801)
Deferred tax benefit		4,156,946
Net investment loss		(5,938,855)
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments before taxes		20,741,385
Net realized gain/(loss) on swaps		(2,698,091)
Deferred tax expense		(5,472,190)
Current tax expense		(3,068,075)
Net realized gain/(loss) on investments		9,503,029
Net change in unrealized appreciation on investments before taxes		70,886,802
Net change in unrealized appreciation on swaps		2,170,024
Deferred tax expense		(31,290,401)
Net unrealized appreciation on investments and swaps		41,766,425
Net realized and unrealized gain/(loss) on investments and swaps		51,269,454
Net Increase in Net Assets Resulting from Operations		$45,330,599

See notes to financial statements.

14 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Statements of Changes in Net Assets l

	For the	For the
	Year Ended	Year Ended
	November 30, 2011	November 30, 2010
Increase/(Decrease) in Net Assets from Operations
Net investment loss	$(5,938,855)	$(4,500,543)
Net realized gain/(loss)	9,503,029	24,591,262
Net change in unrealized appreciation	41,766,425	103,724,645
Net increase in net assets resulting from operations	45,330,599	123,815,364
Distributions to Common Shareholders
Return of capital – See Note 2(c)	(33,869,623)	(27,968,293)
	(33,869,623)	(27,968,293)
Capital Share Transactions
Net proceeds from common shares issued through add-on and overnight offerings	–	97,770,422
Net proceeds from common shares issued through dividend reinvestment	3,899,791	3,957,756
Common share offering costs charged to paid-in capital	–	(492,510)
Net increase from capital share transactions	3,899,791	101,235,668
Total increase in net assets	15,360,767	197,082,739
Net Assets
Beginning of period	479,171,397	282,088,658
End of period (including accumulated net investment losses of
$37,845,649 and $31,906,794, respectively, net of tax)	$494,532,164	$479,171,397

See notes to financial statements.

Annual Report l November 30, 2011 l 15

FMO l Fiduciary/Claymore MLP Opportunity Fund

Statement of Cash Flows l For the year ended November 30, 2011

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$45,330,599
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments and swaps before taxes	(73,056,826)
Net realized gain on investments before taxes	(20,741,385)
Purchases of long-term investments	(176,854,215)
Proceeds from sale of long-term investments	152,288,334
Net proceeds of short-term investments	3,296,881
Decrease in receivable for investments sold	2,547,740
Increase in distributions receivable	(561,215)
Increase in interest receivable	(15)
Increase in other assets	(47,493)
Increase in deferred tax liability	32,605,645
Increase in current tax liability	1,363,388
Increase in due to custodian bank	26,181
Increase in interest due on borrowings	3,809
Increase in advisory fee payable	76,135
Increase in administration fee payable	364
Decrease in offering costs payable	(285,804)
Increase in accrued expenses and other liabilities	39,617
Return of capital distributions received from investee companies	43,938,381
Investee companies bankruptcy reorganization fees	(289)
Net Cash Provided by Operating Activities	$9,969,832
Cash Flows From Financing Activities:
Proceeds from borrowings	20,000,000
Distributions to Common Shareholders	(29,969,832)
Net Cash Used by Financing Activities	(9,969,832)
Net change in cash	–
Cash at Beginning of Period	–
Cash at End of Period	$–
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$2,412,284
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$1,800,000
Supplemental Disclosure of Cash Flow Information: Tax refund received during the period	$95,313
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$3,899,791
Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends received during the period	$4,716,050
Supplemental Disclosure of Non Cash Financing Activity: In kind return of capital received during the period	$2,395,622

See notes to financial statements.

16 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Financial Highlights l

	For the	For the	For the	For the		For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
for a share outstanding throughout the period	November 30, 2011	November 30, 2010	November 30, 2009	November 30, 2008		November 30, 2007
Net asset value, beginning of period	$19.69	$15.00	$12.09	$23.11		$22.49
Income from investment operations
Net investment loss (a) (b)	(0.41)	(0.36)	(0.44)	(0.70)		(0.67)
Net realized and unrealized gain/loss (b)	2.28	6.41	4.76	(8.85)		2.66
Total from investment operations	1.87	6.05	4.32	(9.55)		1.99
Common shares’ offering expenses charged to paid-in capital	–	(0.02)	– *	–		–
Distributions to Common Shareholders (c)
Return of capital – See Note 2(c)	(1.39)	(1.34)	(1.41)	(1.47	)(f)	(1.37)
Net asset value, end of period	$20.17	$19.69	$15.00	$12.09		$23.11
Market value, end of period	$21.71	$20.96	$16.24	$11.42		$22.66
Total investment return (d)
Net asset value	9.60%	41.57%	38.03%	-43.55%		8.53%
Market value	10.73%	38.56%	57.32%	-45.67%		9.70%
Ratios and supplemental data
Net assets, end of period (thousands)	$494,532	$479,171	$282,089	$221,155		$418,438
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense ratio	1.57%	1.52%	1.76%	1.79%		1.62%
Interest expense	0.49%	0.56%	1.23%	1.83%		2.13%
Current and deferred tax expense/(benefit)	7.30%	22.37%	23.33%	(31.96)%		5.65%
Total net expense ratio	9.36%	24.45%	26.32%	(28.34)%		9.40%
Gross operating expense ratio	1.59%	1.60%	1.76%	1.79%		1.62%
Interest expense	0.49%	0.56%	1.23%	1.83%		2.13%
Current and deferred tax expense/(benefit)	7.30%	22.37%	23.33%	(31.96)%		5.65%
Total gross expense ratio	9.38%	24.53%	26.32%	(28.34)%		9.40%
Net investment income/(loss), excluding interest expense and tax expense/benefit	(1.57)%	(1.48)%	(2.14)%	(1.71)%		(0.62)%
Net investment income/(loss), including interest expense and tax expense/benefit	(9.36)%	(24.41)%	(26.70)%	28.42%		(8.40)%
Portfolio Turnover Rate	19%	15%	30%	22%		11%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$190,000	$170,000	$110,263	$72,263		$175,000
Asset coverage per $1,000 of indebtedness (e)	$3,603	$3,819	$3,558	$4,060		$3,391

*	Less than $0.01.
(a)	Based on average shares outstanding during the period.
(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
See Notes to Financial Statements Note 2(c) For the years ended November 30, 2011, 2010, and 2008 approximately $1.02, $1.34, and $0.08 per common share represent qualified dividend income for federal income tax purposes, respectively The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f)	Certain reclassifications have been made to conform with current year presentation.

See notes to financial statements.

Annual Report l November 30, 2011 l 17

FMO l Fiduciary/Claymore MLP Opportunity Fund

Notes to Financial Statements l November 30, 2011

Note 1 – Organization:

Fiduciary/Claymore MLP Opportunity Fund (the “Fund") was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be tax-deferred return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of tax-deferred return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted the Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose, i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all Levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and, iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. Money market funds are valued at net asset value. The Fund values Level 2 derivatives using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and interest rate fluctuations.

The fair value estimates for the Fund’s Level 3 securities are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching fair value determination including, but not limited to, the following: the type of security, analysis of the company’s performance, and the present value of the potential future earnings of the investment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2011:

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stock	$–	$2,731	$–	$2,731
Term Loans	–	–	234	234
Master Limited Partnerships:
Coal	26,899	–	–	26,899
Diversified Gas Infrastructures	380,294	20,691	–	400,985
Marine Transportation	14,745	10,555	–	25,300
Midstream Oil Infrastructure	253,672	31,894	–	285,566
Oil and Gas Production	36,509	–	–	36,509
Propane	55,583	–	–	55,583
Total	$767,702	$65,871	$234	$833,807
Liabilities:
Derivatives	$–	$2,664	$–	$2,664
Total	$–	$2,664	$–	$2,664

18 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements continued

Level 3 Holdings
Beginning Balance at 11/30/10
Other Equity Securities	–
Incentive Distribution Rights	–
Warrants	–
Term Loans	408
Total Realized Gain/Loss	–
Other Equity Securities	(23,112)
Incentive Distribution Rights	–
Warrants	–
Term Loans	(354)
Change in Unrealized Gain/Loss
Other Equity Securities	23,112
Incentive Distribution Rights	–
Warrants	–
Term Loans	354
Purchases	–
Sales
Other Equity Securities	–
Incentive Distribution Rights	–
Warrants	–
Term Loans	(174)
Transfers In	–
Transfers Out	–
Ending Balance at 11/30/11
Other Equity Securities	–
Incentive Distribution Rights	–
Warrants	–
Term Loans	234
Total Level 3 holdings	$234

All net realized and unrealized gains/losses in the above table are reflected in the Statement of Operations.

There were no transfers between levels during the year ended November 30, 2011.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the year ended November 30, 2011, the Fund estimated 100.0% of its distributions from MLPs as return of capital and less than 0.1% of its distributions from short-term investments as investment income, which is reflected in the Statement of Operations.

(c) Distributions to Shareholders

The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with GAAP which may differ from their ultimate characterization for federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2012. For the year ended November 30, 2011, 74% of the distributions were considered qualified dividend income and 26% were considered return of capital for federal income tax purposes. For the year ended November 30, 2010, all of the distributions were considered qualified dividend income for federal income tax purposes.

The final tax character of the distributions were as follows:

	2011	2010
Qualified dividend income	$25,063,521	$27,968,293
Tax return of capital	8,806,102	–
Total	$33,869,623	$27,968,293

On a GAAP basis, the source of the Fund’s distributions to common shareholders for the years ended November 30, 2011 and November 30, 2010, was paid in capital.

(d) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, the Adviser furnished offices, necessary facilities and equipment, provides administrative services, oversees the activities of Fiduciary Asset Management Inc. (“FAMCO” or the “Sub-Adviser”), provides personnel including certain officers required for its administrative management and compensates the officers and trustees (if any) of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets plus any assets attributable to financial leverage).

Annual Report l November 30, 2011 l 19

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements continued

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and trustees (if any) of the Fund who are FAMCO’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers of the Fund are also officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration statement for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $86,397, of which $43,198 was waived by the Sub-Adviser, were waived for the period ended November 30, 2011. See Note 8 for additional information regarding recent share offerings by the Fund.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Note 4 – Income Taxes:

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state and Canadian income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

Information on the tax components of investments as of November 30, 2011, is as follows:

Cost of			Net tax	Net tax
investments	Gross tax	Gross tax	unrealized	unrealized
for tax	unrealized	unrealized	appreciation	depreciation
purposes	appreciation	depreciation	on investments	on derivatives
$447,331,039	$387,383,972	$(907,683)	$386,476,289	$(2,664,379)

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s income tax provision consists of the following:
Current federal income tax expense	$192,704
Current state income tax expense	2,875,371
Deferred federal income tax expense	25,465,009
Deferred state income tax expense	7,140,636
Total current and deferred tax expense	$35,673,720

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$28,351,204	35.00%
State income taxes	5,001,962	6.17%
Increase in valuation allowance	1,454,194	1.80%
Effect of change in state tax rate	937,343	1.16%
Other	(70,983)	-0.09%
Total	$35,673,720	44.04%

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2011, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating loss and AMT credit carryforwards	$17,931,582
Valuation allowance	(7,237,337)
Deferred tax asset	$10,694,245
Deferred tax liabilities:
Deferred tax on unrealized gain on investments and swap	$(155,627,979)
Net deferred tax liability	$(144,933,734)

20 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements continued

On January 13, 2011, the State of Illinois enacted a temporary increase of its corporate and individual income tax rates. The Illinois corporate income tax rate for taxable income recognized for the 2011 through 2014 tax years increased 2.2% from the pre-enactment rate of 4.8% to the rate of 7.0%. For years after 2014 through 2024, the rate increases by 0.45% for a total rate of 5.25%. After 2024, the tax rate is scheduled to return to the pre-enactment rate of 4.8%.

At November 30, 2011, the Fund had a remaining net operating loss carryforward for federal income tax purposes of $30,004,402. The net operating loss carryforward is set to expire as follows: $6,717,799 in 2026, $10,333,986 in 2027 and $12,952,617 in 2029. At November 30, 2011, the Fund utilized capital losses of $14,771,029. As of November 30, 2011, no capital loss carryforward remained. At November 30, 2011, the Fund had a remaining net operating loss for state tax purposes of $71,156,553, before valuation allowance described below.

The Fund periodically reviews the recoverability of any deferred tax asset based on the weight of available evidence. When assessing the recoverability of any deferred tax asset, significant weight is given to the Fund’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years and capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income.

The valuation allowance for state income tax purposes by period end was as follows:

Period ended	Valuation Allowance
November 30, 2011	$2,237,222
November 30, 2010	868,170
November 30, 2009	1,138,993
November 30, 2008	652,188
November 30, 2007	1,665,241
November 30, 2006	675,523
$7,237,337

The valuation allowance for state income tax purposes was recorded as it is unlikely that the Fund will be able to utilize the net operating losses sourced to states (other than Illinois). The Fund will continue to assess the need for a valuation allowance in the future. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. If a valuation allowance is required in the future, it could have an impact on the Fund’s net assets and results of operations in the period it is recorded.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the year ended November 30, 2011, purchases and sales of investments, excluding short-term securities, were $176,854,215 and $152,288,334, respectively.

Note 6 – Derivatives:

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain/(loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/(depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains/(losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation/(depreciation) on the Statement of Operations.

The Fund had interest rate swap agreements outstanding during the year ended November 30, 2011, in order to hedge its exposure to short-term rates paid on its credit facility. As of November 30, 2011, the total amount segregated in connection with swap agreements was $14,761,990. As of November 30, 2011, the Fund had swaps with a total notional value of $60,000,000 outstanding. Details of the swap agreements outstanding as of November 30, 2011, were as follows:

		Notional			Unrealized
	Termination	Amount	Fixed		Appreciation/
Counterparty	Date	($000)	Rate	Floating Rate	(Depreciation)
Merrill Lynch	01/30/2013	$ 30,000	3.49%	1-Month LIBOR	$ (1,423,482)
Morgan Stanley	03/19/2013	$ 30,000	3.13%	1-Month LIBOR	(1,240,897)
					$ (2,664,379)

For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.

The unrealized depreciation on interest rate swaps of $2,664,379 is presented as a liability on the Statement of Assets and Liabilities.

Annual Report l November 30, 2011 l 21

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements continued

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended November 30, 2011.

Effect of Derivative Instruments Before Taxes on the Statement of Operations for the year ended November 30, 2011:
(Values in $000s)
Amount of Realized Gain/(Loss) on Derivatives Before Taxes

Swaps
Interest Rate Risk	$ (2,698)
Change in Unrealized Appreciation/Depreciation on Derivatives Before Taxes
Swaps
Interest Rate Risk	$ 2,170

Two swaps with a notional value of $30,000,000 each terminated on January 30, 2011, and February 7, 2011, respectively. The Fund did not enter into any new swap agreements during the year ended November 30, 2011.

Note 7 – Borrowings:

On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. Effective May 14, 2010, interest on the amount borrowed was reduced to 3-month LIBOR plus 0.95%, and the unused fee was reduced to a 0.70% charge on the difference between the total credit facility and the amount borrowed. Effective January 26, 2011, the maximum commitment under the credit facility agreement was increased to $225,000,000, the unused fee was eliminated, and the interest on the amount borrowed remained at 3-month LIBOR plus 0.95%. Amounts outstanding in connection with the Fund’s credit facility and the effective date of the change in amount outstanding are presented as follows:

Date	Amount Outstanding
January 27, 2011	$175,000,000
March 30, 2011	190,000,000

At November 30, 2011, there was $190,000,000 outstanding in connection with the Fund’s credit facility. Securities with a market value of $472,450,671 have been segregated as collateral for the credit facility.

The average daily amount of borrowings on the credit facility during the year ended November 30, 2011, was $184,328,767 with a related weighted average interest rate of 1.29%, inclusive of the program fees. The maximum amount outstanding during the year ended November 30, 2011, was $190,000,000.

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 24,523,912 issued and outstanding.

Transactions in common shares were as follows:
	Year Ended	Year Ended
	November 30, 2011	November 30, 2010
Beginning shares	24,334,852	18,807,181
Shares issued through dividend reinvestment	189,060	210,771
Common shares issued through at-the-market offering	–	1,066,900
Common shares issued through underwritten offering	–	4,250,000
Ending shares	24,523,912	24,334,852

On October 15, 2009, the Fund’s shelf registration statement allowing for delayed or continuous offering of additional shares (“add-on offering”) became effective. The shelf registration statement allowed for the issuance of up to an additional $125,000,000 of common shares. On November 6, 2009, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On August 18, 2010, the Fund entered into an underwriting agreement with the Adviser, the sub-Adviser and Morgan Stanley & Co. Inc., Citigroup Global Markets Inc. and UBS Securities LLC to offer and sell 4,250,000 common shares. As of November 30, 2011, the Fund had no pending subscriptions.

The Adviser has paid the costs associated with these offerings of shares was reimbursed by the Fund up to 0.60% of the value of each share sold under these offerings, up to the lesser of the costs incurred or $528,664. The Fund paid $519,161 associated with these offerings.

Note 9 – Concentration of Risk:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Note 10 – Restricted Securities:

The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established in good faith by management and approved by the Fund’s Board of Trustees. As of November 30, 2011, the Fund held the following restricted securities:

				Fair	Price at
	Date of	Shares/	Current	Market	Acquisition Date		11/30/2011
Security	Acquisition	Par	Cost	Value	(unrestricted)	*	Price
Abraxas Petroleum Corp.	10/05/2009	756,924	$2,468,889	$2,731,281	$1.75		$3.6084
Buckeye Partners, LP, Class B	01/18/2011	462,959	$24,525,700	$26,967,659	$68.35		$58.2506
Buckeye Partners, LP, Class B	06/10/2011	84,568	$4,480,083	$4,926,141	$62.28		$58.2506
Clearwater Subordinate Note	09/29/2008	$654,983	$654,983	$216,144	$100.00		$33.00
Clearwater Subordinate Note	01/09/2009	$53,517	$53,517	$17,661	$100.00		$33.00
Crestwood Midstream Partners,
LP, Class C	04/01/2011	729,950	$17,004,790	$20,691,230	$30.56		$28.3461
Teekay Offshore Partners, LP	11/25/2011	379,209	$9,063,095	$10,554,650	$26.55		$27.8333
Total			$58,251,057	$66,104,766
*Valuation of unrestricted common stock on the acquisition date of the restricted shares

22 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements continued

Note 11 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On January 3, 2012, the Fund declared a quarterly dividend of $0.363 per share. This dividend is payable on January 31, 2012, to shareholders of record on January 13, 2012.

On May 6, 2011, the Fund’s new shelf registration statement allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to an additional $218,859,845 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.

Annual Report l November 30, 2011 l 23

FMO l Fiduciary/Claymore MLP Opportunity Fund

Report of Independent Registered Public Accounting Firm |

The Board of Trustees and Shareholders of
Fiduciary/Claymore MLP Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore MLP Opportunity Fund (the Fund), including the portfolio of investments, as of November 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit over the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/Claymore MLP Opportunity Fund at November 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
January 25, 2012

24 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Supplemental Information l (unaudited)

Federal Income Tax Information

In January 2012, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Trustees

The Annual Meeting of Shareholders of the Fund was held on July 27, 2011. Common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common shareholders of the Fund:
	# of Shares	# of Shares
	In Favor	Withheld
Randall C. Barnes	20,475,044	263,713
Roman Friedrich III	20,474,683	264,074
Robert B. Karn III	20,464,575	274,182
Ronald A. Nyberg	20,472,970	265,787
Ronald E. Toupin, Jr.	20,486,444	252,313

Name,			Number of
Address*,	Term of		Portfolios in
Year of	Office**		the Fund
Birth and	and Length	Principal Occupation during	Complex***
Position(s) held	of Time	the Past Five Years and	Overseen	Other Directorships
with Registrant	Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer PepsiCo, Inc.	56	None
Year of birth: 1951		(1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President,
Trustee		Strategic Planning and New Business Development (1987-1990).
Roman Friedrich III	Since 2011	Founder and President of Roman Friedrich & Company, Ltd. a mining and metals	50	Director, Axiom Gold and
Year of birth: 1946		investment bank (1998-present). Advisory Board Member of McNicoll, Lewis & Vlak,		Silver. (2011-present),
Trustee		an investment bank and institutional broker-dealer specializing in capital intensive		Windstorm Resources, Inc.
		industries, such as energy, metals and mining (2010-present).		(2011-present), Zincore
Metals, Inc. (2009 –present).
Robert B. Karn III	Since 2004	Consultant (1998-present). Previously, Managing Partner, Financial and Economic	50	Director of Peabody Energy
Year of birth: 1942		Consulting, St. Louis office of Arthur Andersen, LLP.		Company, (2003 – present),
Trustee				GP Natural Resource Partners
LLC (2002- present).
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate	58	None
Year of birth: 1953		planning and business transactions (2000-present). Formerly, Executive Vice
Trustee		President, General Counsel and Corporate Secretary of Van Kampen Investments
(1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio	55	Trustee, Bennett Group of
Year of Birth: 1958		Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen		Funds (2011-present).
Trustee		Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen
Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio
Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen &
Co., Inc. (1982-1999).

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**
Each Trustee serves a three-year term concurrent with the class of Trustees for which he serves:
   -Messrs. Friedrich and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
   -Messrs. Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
   -Mr. Barnes, as Class I trustee, is expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

***	The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.

Annual Report l November 30, 2011 l 25

FMO l Fiduciary/Claymore MLP Opportunity Fund l Supplemental Information (unaudited) continued

Executive Officers

The Executive Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*,	Term of
Year of Birth and	Office** and
Position(s) held	Length of	Principal Occupation During the Past Five Years and
with Registrant	Time Served	Other Affiliations
Officers:
Kevin M. Robinson		Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors,
Year of birth: 1959		Inc. and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer and Chief Executive Officer of certain other
Chief Executive Officer	Since 2010	funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary
Chief Legal Officer	Since 2008	of NYSE Euronext, Inc. (2000-2007).
John Sullivan	Since 2010	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc.
Year of Birth: 1955		(2010-present) Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund
Chief Accounting Officer,		Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).
Chief Financial Officer
and Treasurer
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group, Inc. (2006-present). Chief Compliance
Year of birth: 1957		Officer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer/Assistant Secretary of Harris
Chief Compliance Officer		Investment Management, Inc. (2003-2006).
Mark E. Mathiasen	Since 2007	Vice President, Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-present). Secretary of
Year of Birth: 1978		certain other funds in the Fund Complex. Previously, Law Clerk for the Idaho State Courts (2003-2006).
Secretary
James Cunnane, Jr.	Since 2007	Chief Investment Officer of Fiduciary Asset Management Inc. (2009-present). Formerly, Managing Director and Senior
8235 Forsyth Blvd., Suite 700		Portfolio Manager of Fiduciary Asset Management, LLC (1996-2008).
St. Louis, MO 63105
Year of birth: 1970
Vice President
Quinn T. Kiley	Since 2009	Senior Vice President, Senior Portfolio Manager of Fiduciary Asset Management Inc. (2005-present). Formerly,
8235 Forsyth Blvd., Suite 700		Vice President of Banc of America Securities, Natural Resources Investment Banking Group (2001-2005).
St. Louis, MO 63105
Year of birth: 1973
Vice President

*	Address for all Officers: unless otherwise noted 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

26 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund

Dividend Reinvestment Plan l (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, PO Box 358015, Pittsburgh, PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

Annual Report l November 30, 2011 l 27

FMO l Fiduciary/Claymore MLP Opportunity Fund

Board Considerations Regarding Investment Advisory Agreement and Investment Sub-Advisory Agreement Contract Re-approval l

On November 30, 2011, the Board of Trustees (the “Board”) of Fiduciary/Claymore MLP Opportunity Fund (the “Fund”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Nominating & Governance Committee (referred to as the “Committee” and consisting solely of the Independent Trustees) of the Board of the Fund, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Adviser”) and (2) the investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) among the Adviser, the Fund and Fiduciary Asset Management, Inc. (“Sub-Adviser”). The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the “Advisory Agreements.” As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board and Committee had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and the Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the request and to follow-up requests for information. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance program of the Adviser and the Sub-Adviser.

Based upon its review, the Board and the Committee concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board also considered the secondary market support services provided by the Adviser to the Fund. The Board members considered the Adviser’s continuing integration into the Guggenheim organization and the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and oversight of the Sub-Adviser’s investment activities. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the three month, one year, three year, five year and since inception periods ended August 31, 2011. The Board compared the Fund’s performance to the performance of a peer group of closed-end funds provided by the Adviser (“peer group of funds”) for the same time periods. The peer group of funds included other closed-end funds that invest primarily in master limited partnerships and are taxed as “C” corporations. The Board noted that the Fund’s investment results were consistent with the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions. The Board also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Board also considered the Fund’s use of leverage and the impact of the leverage on the Fund’s performance for the twelve months ended August 31, 2011. Based on the information provided, the Board concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

The Board compared the Fund’s advisory fee (which includes the subadvisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds. The Board also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Board noted that the Fund’s advisory fee was within the range of advisory fees of the peer group of funds.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Fund, including paying the subadvisory fee to the Sub-Adviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provides it with additional revenue. The Board also noted the Adviser’s statement that it benefits from its association with the Sub-Adviser, which may lead to future business opportunities.

Investment Sub-Advisory Agreement

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and its key personnel. The Board reviewed the financial statements of the Sub-Adviser’s parent company. The Board also considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions. The Board concluded that the Sub-Adviser was qualified to provide the services under the Investment Sub-Advisory Agreement.

The Board reviewed the performance of the Fund and the peer group of funds over various periods of time. The Board considered that, during the periods reviewed, the Fund’s total return based on net asset value for the three year, one year and three month period ended August 31, 2011 was in line with the average total return of the peer group of funds. The Board also considered that the Fund outperformed various MLP benchmarks, including the Alerian MLP Index, for the one year ended August 31, 2011.

The Board reviewed the subadvisory fee paid by the Adviser to the Sub-Adviser and compared it to the fee charged by the Sub-Adviser to other client accounts including registered investment companies that have an energy-related equity securities strategy similar to

28 l Annual Report l November 30, 2011

FMO l Fiduciary/Claymore MLP Opportunity Fund l Board Considerations Regarding Investment Advisory Agreement and Investment Sub-Advisory Agreement Contract Re-approval continued

the Fund’s for which the Sub-Adviser serves as subadviser. The Board also considered the Sub-Adviser’s representation that it does not charge a lower advisory or subadvisory fee to any other client to which it provides comparable services to those it provides to the Fund.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Sub-Adviser received under the Investment Sub-Advisory Agreement and estimated direct and indirect allocated expenses of the Sub-Adviser in providing services under the Investment Sub-Advisory Agreement.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered, however, the Sub-Adviser’s statement that as assets under management increase, it will continue to experience a balance between reduction on overall costs due to economic of scale and an increase in costs due to additions and expansions.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to the Adviser and the Sub-Adviser.

Annual Report l November 30, 2011 l 29

This Page Intentionally Left Blank.

FMO l Fiduciary/Claymore MLP Opportunity Fund

Fund Information l

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	and Administrator
	Chief Executive Officer and	Guggenheim Funds Investment
Roman Friedrich III	Chief Legal Officer	Advisors, LLC
Lisle, Illinois
Robert B. Karn III	John Sullivan
	Chief Accounting Officer,	Investment Sub-Adviser
Ronald A. Nyberg	Chief Financial Officer,	Fiduciary Asset Management Inc.
	and Treasurer	St. Louis, Missouri
Ronald E. Toupin, Jr., Chairman
	Bruce Saxon	Accounting Agent and Custodian
	Chief Compliance Officer	The Bank of New York Mellon
New York, New York
Mark E. Mathiasen
	Secretary	Legal Counsel
Skadden, Arps, Slate, Meagher &
	James Cunnane, Jr.	Flom LLP
	Vice President	New York, New York

	Quinn T. Kiley	Independent Registered Public
	Vice President	Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310: (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at www.guggenheimfunds.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/fmo. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

Annual Report l November 30, 2011 l 31

FMO l Fiduciary/Claymore MLP Opportunity Fund

About the Fund Manager l

Fiduciary Asset Management Inc.

FAMCO is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. As of November 30, 2011, FAMCO currently supervises and manages approximately $17.4 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, three exchange-listed closed-end funds and five private investment funds.

Investment Philosophy

FAMCO believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

FAMCO seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that FAMCO believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, FAMCO looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs FAMCO top-down process which considers a combination of quantitative, qualitative and relative value factors. FAMCO emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Fiduciary Asset Management Inc. 8235 Forsyth Boulevard Suite 700 St. Louis, MO 63105	Guggenheim Funds Distributors, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC (01/12)

CEF-FMO-AR-1111

Item 2.  Code of Ethics.

 (a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

 (d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Commottee”), Robert B. Karn, III.  Mr. Karn is an “independent” Trustee, as defined in Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principals (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $49,500 and $58,800 for the fiscal years ending November 30, 2011, and November 30, 2010, respectively.

(b) Audit-Related Fees:  the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $0 and $0 for the fiscal years ending November 30, 2011, and November 30, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $14,000 and $21,000 for the fiscal years ending November 30, 2011, and November 30, 2010, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) were $0 and $0 for the fiscal years ending November 30, 2011, and November 30, 2010, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures: (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3
    Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee

(2) None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $14,000 and $21,000 for the fiscal years ending November 30, 2011, and November 30, 2010,  respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The

Audit Committee of the registrant is composed of:  Randall C. Barnes, Roman Friedrich III, Robert B. Karn, III, Ronald A. Nyberg, and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Fiduciary Asset Management, LLC (“FAMCO” or the "Sub-Adviser”).  The Proxy Voting Policies and Procedures of the Sub-Adviser (the “Proxy Voting Policies”) are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the portfolio managers as of November 30, 2011:

Name	Since	Professional Experience
James J. Cunnane, Jr.	2004
Mr. Cunnane is the Managing Director and Chief Investment Officer of FAMCO MLP.  He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee.  He joined FAMCO in 1996 and currently serves as a portfolio manager for three publicly traded closed-end end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the MLP & Strategic Equity Fund Inc. and the Nuveen Energy MLP Total Return Fund.  He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund.  Mr. Cunnane has served as a Flex Core Equity portfolio manager at FAMCO.  Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder.  He serves on the finance council and investment committee of the Archdiocese of St. Louis and on the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley	2008
Mr. Kiley is a Managing Director and Senior Portfolio Manager of FAMCO MLP and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process.  Mr. Kiley serves as a portfolio manager for three publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the MLP & Strategic Equity Fund Inc. and the Nuveen Energy MLP Total Return Fund. He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund.  Prior to joining FAMCO in 2005, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors.  Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

 (a) (2) (i-iii)                      Other accounts managed.  The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2011:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

James J. Cunnane, Jr.	Registered Investment Companies:	4	$879 mil	0	$0
	Other Pooled Investment Vehicles:	2	$58 mil	1	$20 mil
	Other Accounts:	391	$1,614 mil	0	$0 mil

Quinn T. Kiley	Registered Investment Companies:	4	$879 mil	0	$0
	Other Pooled Investment Vehicles:	2	$58 mil	1	$20 mil
	Other Accounts:	391	$1,614 mil	0	$0

(a) (2) (iv)                      Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. FAMCO seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager’s focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, FAMCO and the registrant have adopted procedures for allocating portfolio transactions across multiple accounts.  With respect to securities transactions for the funds, FAMCO determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which FAMCO acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), FAMCO may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

FAMCO and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a) (4)                      Securities ownership.    The following table discloses the dollar range of equity securities of the registrant beneficially owned by the FAMCO Portfolio Managers as of November 30, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in Registrant
James J. Cunnane, Jr.	$100,001-$150,000
Quinn T. Kiley	$10,001-$50,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:               /s/ Kevin M. Robinson

Name:          Kevin M. Robinson

Title:            Chief Executive Officer and Chief Legal Officer

Date:            February 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:            February 3, 2012

By:               /s/ John Sullivan

Name:          John Sullivan

Title:            Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:            February 3, 2012